UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

SUSSEX BANCORP

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-29030 (Commission File Number)	22-3475473 (I.R.S. Employer Identification No.)

399 Route 23

Franklin, New Jersey 07416
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2014, the Board of Directors (the “Board”) of Sussex Bancorp (the “Company”) elected Charles A. Musilli as a member of the Board, effective July 23, 2014. Mr. Musilli will hold office as a director on the Board until the Company’s 2015 annual meeting of shareholders or until his successor is elected and qualified. There is no arrangement or understanding pursuant to which Mr. Musilli was appointed as a director and there are no related party transactions between the Company and Mr. Musilli.

For service as a non-employee director on the Board, Mr. Musilli will receive a pro rata portion of an annual retainer of $7,500. In addition, Mr. Musilli will receive a per-meeting fee of $500. Mr. Musilli has not been appointed to any standing committee at this time. Upon appointment to a standing committee, if applicable, Mr. Musilli will be eligible to receive a per meeting fee of $1,000 for the Audit Committee, $750 for the Compensation Committee and $300 for the Nominating and Corporate Governance Committee. Mr. Musilli may elect to defer all or a portion of his fees pursuant to the Company’s Director Deferred Compensation Agreement.

A copy of the press release relating to Mr. Musilli’s appointment is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2014, the Board approved certain changes to the Company’s Amended and Restated By-Laws (as amended, the “By-Laws”), regarding a variety of corporate governance and administrative matters. The amendments to the By-Laws include, among other things:

•	Article I was amended to provide the locations of the Company’s offices, including its registered office;

•	Article II, Section 2.3 was amended to provide that (i) a special meeting of shareholders may also be called by the Chairman of the Board, the President or at the written request of a majority of the Board, (ii) only such business specified in the notice of a special meeting shall be conducted at the special meeting and (iii) the notice of a special meeting shall be given pursuant to Article II, Section 2.4;

•	Article II, Section 2.4 was amended to clarify the procedures the Company must follow in providing shareholders with notice of meetings, including the procedures for executing a valid waiver of such notice;

•	Article II, Section 2.7 was amended to provide that a shareholder of record may be represented at a meeting of shareholders by a duly appointed proxy, which shall be filed with the Secretary of the meeting before being voted;

•	Article II, Section 2.8 was amended to clarify the procedures the Company must follow in providing shareholders with the list of shareholders of record;

•	Article II, Section 2.10 was amended to clarify the procedures for obtaining consents of shareholders in lieu of a meeting;

•	Article II, Section 2.11 was added to set forth the nature of the business that may be transacted at annual meetings of shareholders, as well as provide the procedures by which a shareholder may bring forth business to be transacted at such meeting;

•	Article II, Section 2.12 was added to set forth the circumstances in which the Board may fix a record date, and the parameters for fixing a record date or determining the record date when it is not fixed;

•	Article III, Section 3.1 was amended to provide that the Board shall be classified into three classes, which is consistent with the Company’s Restated Certificate of Incorporation (the “Charter”);

•	Article III, Section 3.2 was amended to provide that all directors shall hold office until expiration of their respective terms;

•	Article III, Section 3.4 was amended to clarify procedures for filing vacancies on the Board;

•	Article III, Section 3.8 was amended to provide that a special meeting of the Board may also be called by the Chairman of the Board;

•	Article III, Section 3.9 was amended to clarify procedures for providing directors with notice of Board meetings;

•	Article III, Section 3.11 was added to set forth the election procedures for and the roles of the Chairman and Vice-Chairman of the Board;

•	Article III, Section 3.13 was amended to identify the individual to act as Chairman of Board meetings;

•	Article III, Section 3.14 was amended to set forth the powers and authority of Board committees;

•	Article III, Section 3.15 was amended to provide that Board committees must keep minutes of their meetings and report the same to the Board;

•	Article III, Section 3.16 was amended to set forth the standing committees of the Board;

•	Article III, Section 3.20 was amended to disqualify any person from serving as a director of the Company if he or she is in violation of any applicable state or federal law governing directorship eligibility;

•	Article III, Section 3.21 was added to set forth qualifications for each person serving as a director of the Company, including, but not limited to, minimum Company stock ownership guidelines;

•	Article III, Section 3.23 was amended to update and clarify the procedures for nominations to the Board;

•	Article III, Section 3.24 was added to set forth the means of electronic communication by which directors may participate in Board or committee meetings;

•	The section of Article III entitled “Director Emeritus” was deleted in its entirety;

•	Article IV, Section 4.2 was amended to (i) update the Secretary’s responsibilities and (ii) provide that the Board shall elect the Company’s officers;

•	Article IV, Section 4.4 was amended to provide that any vacancy in any office may only be filled for the unexpired portion of the term by the Board;

•	Article V was amended to (i) provide for the issuance of uncertificated shares, (ii) clarify the procedures for lost, mutilated, stolen or destroyed stock certificates and the transfer of shares and (iii) set forth the Board’s authority to appoint transfer agents and registrars; and

•	Article VI was amended to (i) specify how the corporate seal may be used and (ii) provide that any conflict between the By-Laws and applicable law or the Charter shall be resolved in favor of such law or the Charter.

In addition, certain additional clarifying, administrative, typographical and conforming changes were made to these sections, as well as other sections of the By-Laws. The description of the By-Laws contained in this Form 8-K is not complete and is qualified in its entirety by reference to the full text of the By-Laws, which are attached hereto as Exhibit 3.1, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Amended and Restated By-Laws, as amended and restated on May 28, 2014
99.1	Press release, dated June 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSEX BANCORP

Date: June 3, 2014	By:	/s/ Steven M. Fusco
Steven M. Fusco
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated By-Laws, as amended and restated on May 28, 2014
99.1	Press release, dated June 3, 2014